[LETTERHEAD]
                                 LAW OFFICES OF
                             DECHERT PRICE & RHOADS

                              1500 K STREET, N.W.
                           WASHINGTON, DC 20005-1206


                                August 4, 1997

Northstar Variable Trust
Two Pickwick Plaza
Greenwich, Connecticut 06830

Ladies and Gentlemen:

        As counsel to the Northstar Variable Trust (the "Fund"), we are familiar with the Fund's registration under the Investment Company Act of 1940 and with the registration statement relating to its shares of beneficial interest under the Securities Act of 1933 (File No. 33-73140) (the "Registration Statement"). We have also examined such other corporate records, agreements, documents and instruments as we deemed appropriate.

        On the basis of the foregoing, we are of the opinion that the shares of beneficial interest of the Fund being registered under the Securities Act of 1933 in the Registration Statement will be legally and validly issued, fully paid and non-assessable by the Fund.

        We hereby consent to the filing of this opinion with and as part of the Registration Statement.

                                        Very truly yours,

                                        /s/ Dechert Price & Rhoads